UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 26, 2022

PRIMAVERA CAPITAL ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39915	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41/F Gloucester Tower , 15 Queen’s Road Central Hong Kong
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: +852 3767 5100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	PV	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PV WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PV.U	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
Primavera Capital Acquisition Corporation (the “Company”) is filing this Amendment No. 1 on Form
8-K/A
(the “Amendment”) to amend and restate the Company’s audited balance sheet as of January 26, 2021 that had been filed with the Company’s Current Report on Form
8-K
originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 1, 2021 (the “Original
8-K”).
The audited balance sheet is being restated to reflect the classification of the Warrants and the Forward Purchase Agreement (the “FPA”) as derivative liabilities in accordance with Accounting Standards Codification (“ASC”) Topic 815 (the Company had previously classified the Warrants and the FPA as components of equity) and classification of all of the Company’s Class A ordinary shares as temporary equity in accordance with Accounting Standards Codification (“ASC”)
480-10-S99
(the Company had previously classified a portion of its Class A ordinary shares as permanent equity).
On December 24, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s audited balance sheet as of January 26, 2021 filed as Exhibit 99.1 to the Original
8-K
should no longer be relied upon due to the aforementioned changes required to reclassify the Warrants and the FPA as derivative liabilities to align with ASC Topic 815 and reclassify the Class A ordinary shares as temporary equity to align with ASC
480-10-S99.
The Audit Committee of Board of Directors of the Company discussed with the Company’s independent accountants and are in agreement with the matters as disclosed in this Amendment. The correction of the aforementioned classification of the Warrants and the FPA as derivative liabilities and classification of the Class A ordinary shares as temporary equity is reflected in Exhibit 99.1 included with this Amendment. The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account. The Company’s controls over financial reporting did not provide for the proper classification of the Warrants and the FPA, and the Class A ordinary shares within the Company’s financial statements. As such, this represented a material weakness in the Company’s internal controls.
Except as described above, this Amendment does not amend, update or change any other disclosures in the Original
8-K.
In addition, the information contained in this Amendment does not reflect events occurring after the filing of the Original
8-K
and does not modify or update the disclosures therein, except as specifically identified above. Among other things, forward-looking statements made in the Original
8-K
have not been revised to reflect events, results or developments that occurred or facts that became known to the Company after the date of the Original
8-K,
other than as described herein, and such forward-looking statements should be read in conjunction with the Company’s filings with the SEC.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet

101.INS	Inline XBRL Instance Document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 2
6
, 2022

PRIMAVERA CAPITAL ACQUISITION CORPORATION

By:	/s/ Tong Chen
Tong Chen
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer